Mercury Computer Systems, Inc.

Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. Eighth Annual Investor Conference November 13, 2007 Exhibit 99.1

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 2
Forward-Looking Safe Harbor Statement
This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995,
including those relating to anticipated fiscal 2008 business performance and beyond. You can identify these statements by our use of the words
"may," "will," "should," "plans," "expects," "anticipates," "continue," "estimate," "project," "intend," and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen weakness in the Company's markets, effects of continued geopolitical unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, the timing of such funding, changes in the U.S.
Government's interpretation of federal procurement rules and regulations, market acceptance of the Company's products, shortages in components, production delays due to performance quality issues with outsourced components, the inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, and difficulties in retaining key customers. These risks and uncertainties also include such additional risk factors as are discussed in the Company's recent filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended June 30, 2007. The
Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The
Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.
Use of Non-GAAP (Generally Accepted Accounting Principles) Financial Measures
In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, the Company provides non-GAAP financial measures adjusted to exclude certain specified charges, which the Company believes are useful to help investors better understand its past financial performance and prospects for the future. However, the presentation of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for financial information provided in accordance with GAAP. Management believes these non-GAAP financial measures assist in providing a more complete understanding of the Company's underlying operational results and trends, and management uses these measures, along with their corresponding GAAP financial measures, to manage the Company's business, to evaluate its performance compared to prior periods and the marketplace, and to establish operational goals. A reconciliation of GAAP to non-GAAP financial measures discussed in this presentation is contained in the company’s First Quarter Fiscal Year 2008 earnings release, which can be found on our website at
www.mc.com/mediacenter/pressreleaseslist.aspx.

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 3
Agenda
Jay Bertelli’s Closing Remarks, Q&A 11:55-12:05
Bob Hult, SVP, Chief Financial Officer 11:40-11:55
Dr. Eliot Siegel, Professor & Vice Chairman, Information Systems,
Department of Diagnostic Radiology, University of Maryland Medical
School; Chief of Radiology, VA Maryland Healthcare System
11:05-11:40
Marcelo Lima, President, Visage Imaging 10:30-11:05
Break & Trade Show 10:15-10:30
Terry Ryan, SVP, GM, Federal 9:55-10:15
Didier Thibaud, SVP, GM, Advanced Computing Solutions
Mark Skalabrin, SVP, GM, Advanced Computing Solutions
9:15-9:55
Jay Bertelli, President, CEO & Chairman 9:00-9:15

© 2007 Mercury Computer Systems, Inc. Corporate Overview Jay Bertelli, President, CEO & Chairman

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com
5
Mercury offers more than 20 years’ experience in designing and delivering high-performance computing systems and software,
for a broad range of signal, image- and data-intensive applications.
Energy
Telecommunications
Embedded Computing
Defense
Semi Industry
Life Sciences

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 6
Investment Highlights
•
Data explosion across multiple markets
•
Mercury uniquely positioned to implement multicore
processing systems
•
Strategic acquisitions starting to produce
•
Developing applications for PACS / Radiology market
using advanced visualization technology
•
New alignment of internal competencies will drive
new business opportunities in Core / Advanced
Computing Solutions
•
Recent cost-reduction initiatives will improve margins

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com
7
We combine our deep technical expertise and extensive
knowledge of the science behind our customers’ applications, to deliver reliable performance and sustained value.
Medical Imaging
and Biotechnology
Radar and Signals
Intelligence
System
Architecture Expertise
Computation and Acceleration
Expertise
GPU
CELL
FPGA
Domain
Expertise
Parallel Processing
Excellence
Deep
Algorithm
Expertise
Multicore Programming
Expertise
Data Exploitation,
Smart Weapons,
Imagery and Sonar
Engineering and
Simulation
Oil and Gas
Exploration
Wafer Inspection
Telecommunications
High-End Baggage
Scanning
Mask Generation
UAV Command & Control

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com
8
Sensor
Example:  acquiring sensor data from a defense application
Acquire Process Transmit
Mathematical
Transformations
Visualize
Image Display
Complex Signal Returns
•
Sensor streaming
•
Scalable within the application
•
Real-time signal processing
•
Embedded (real estate, environmental, cooling constraints)
Our domain expertise spans the entire data stream

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com
9
FY07
MODULAR PRODS
& SERVICES
Computing
ADVANCED
SOLUTIONS
Computing
DEFENSE
Computing
COMMERCIAL
IMAGING & VIZ
Computing
Software
ADVANCED
COMPUTING
SOLUTIONS
VISAGE
IMAGING
VISUALIZATION
SCIENCES
GROUP
FY08

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 10 Mercury Overview Q1 FY08 Revenue Mix: $49.2 million ACS, 42.2M Visage, 3.9M VSG, 2.6M Emerging, 0.5M

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com
11
ACS focuses on specialized,
high-performance computing solutions
that leverage Mercury’s capabilities in
sensor computing, computational
acceleration, and delivery of complex
system-level solutions.
EXAMPLE SEGMENTS
•
Aerospace and Defense
•
Semiconductor
•
Telecommunications
•
Medical Imaging
1QFY08
•
Revenue:  $42.2 million
•
Non-GAAP Operating Income*:  ~$4.2 million
•
No. of employees:  ~460
•
GM:  ~high 50s
•
Long-Term CAGR: 10+%
Advanced Computing Solutions
*Non-GAAP Operating Income excludes Amortization of $1.3 million

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com
12
Visibility into potential business:
Advanced Computing Solutions
$233M Sept ’07
$175M June ‘07
$113M Dec ’06
106% Increase Dec ’06 to Sept ‘07!
Qualified pipeline (various stages) through Q4 FY08:  $148M

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com
13
Major Programs being pursued:
Advanced Computing Solutions
$5M - $10M revenue potential 9
>$10M revenue potential 13
> $1M revenue potential 41
20% of Programs ($) represent Commercial
Program application areas include:
16 Radar
4 ELINT
3 COMINT
1 SONAR
2 WBDLS
6 Commercial

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

VISAGE IMAGING™
Visioneering Science for Life

© 2007 Mercury Computer Systems, Inc.
www.mc.com
14
Mercury’s wholly owned subsidiary
focuses on the development and
distribution of advanced visualization
and PACS (picture archival and
communications system) solutions,
and other 3D software solutions in
the Life Sciences segment.
1QFY08
•
Revenue: $3.9 million
•
Non-GAAP Operating Income*:
~($1.9 million)
•
No. of employees:  ~109
•
GM:  ~mid 60s
•
Long-Term CAGR: >20%
Visage Imaging, Inc.
* Non-GAAP Operating Income excludes Amortization of $0.4 million

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com
15
VSG focuses on the development and
distribution of software developer toolkits
and 3D application software for volume
rendering of very large data sets.
EXAMPLE SEGMENTS
•
Geosciences
•
Engineering and Manufacturing
•
Material Sciences
•
Other industrial and scientific
domains
1QFY08
•
Revenue: $2.6 million
•
Non-GAAP Operating Income*:
~$0.6 million
•
No. of employees:  ~49
•
GM:  ~high 80s
•
Long-Term CAGR: 10-15%
Visualization Sciences Group
* Non-GAAP Operating Income excludes Amortization of $0.2 million

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com
16
Mercury’s emerging businesses
are focused on cultivating new
opportunities that can benefit
from Mercury’s deep
optimization expertise and
services.
EXAMPLE SEGMENTS
• High-performance computing
and visualization in Biotech
• Aircraft Navigation
• Intelligence and Homeland
Security
Emerging Businesses

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com
17
Revenue ($M)
$86
$107
$141
$181
$150
$180
$186
$250
$236
$225*
$224
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E
Revenue Follows Technology Cycles
Echotek – A/D-D/A
June Fiscal Year End
Per Company guidance, October 24, 2007 earnings conference call
PowerPC
RACE++
MP-510
Cell BE
Processor
DSP/GPU / FPGA Processors
“Northstar” Ensemble
PowerStream 7000
TGS – 3D
Momentum - SBC
SoHard – PACS
ARC - RF
RapidIO
10% CAGR
FY98 – FY08E

© 2007 Mercury Computer Systems, Inc. Advanced Computing Solutions Didier Thibaud, SVP, GM, Advanced Computing Solutions Mark Skalabrin, SVP, GM, Advanced Computing Solutions

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 19
Commercial Defense
Why ACS?
•
Strengthens our competitive
position in all segments
Maximizes technology investment
leverage
Better exploits synergies between
Defense and Commercial markets
•
Eliminates organizational
duplication and reduces cost
structure
•
Supports increased focus on the
best business opportunities
Radar
SIGINT
Other Defense
Semi Creation
Communications
Medical
Other
Synergistic combination of Defense, Advanced Solutions,
Modular Products, and Medical computing businesses

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 20
ACS Primary Market Segments
FY07 ACS Revenue by Market Segment
Other Defense
Imagery
SIGINT
Sonar
Radar
Commercial
Communications
Medical
Imaging
Semi
Creation
Other
Commercial
Advanced
Computing
Solutions
Leveraged
Products
Services
Technology
Expertise

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 21
Favorable Trends Driving Opportunities
•
Data explosion in all markets
Driving need for new application-specific computing solutions
•
Industry rapidly shifting to multicore processing
Broader set of applications needing multicomputer solutions
•
Critical need for faster deployment of specialized computing solutions to react to emerging threats
Security, counter-insurgency, counter-terrorism
•
Programmable solutions moving closer to the warfighter
Driving need for smaller and lower-power solutions that meet demanding environmental requirements
•
Simulation replacing experimentation
Massive computing being deployed to replace trial and error
•
Rapidly changing technology landscape
Unique expertise required to keep an application on the leading edge

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 22
Positioned for Top-Line and Bottom-Line Growth
•
Winning more of the system by solving more of
the customer problem
Acquisitions and IP licensing have expanded the scope of our solutions
Solutions now span from sensors to applications
•
Leveraging our base technology to expand into new
market opportunities
Examples:
Electronic Design Automation (EDA)
Homeland Security
Defense Communications
•
Strengthening our operating model
Expanding Engineering and Support Services
Reducing organizational overlap and operational waste

Computer Systems, Inc. MERCURY Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 23
•
Echotek
RF, Mixed signal (A/D) and Pre-processing
•
Embedded computing solutions
VXS, VPX, VME, Interconnect,
PowerPC, PA Semi, Pentium, FPGA, Cell
•
Modular solutions
AdvancedTCA, MicroTCA, AMC, customized solutions
•
Services
Customization and support, application acceleration
Expanding Value from Sensor to Application
Visualization Pre-processing RF A/D
GP
Computing
Pre-processing RF D/A
ECTR-GC314-PMC
12-Channel
Transmitter
PowerStream®
6600 System
Ensemble®
2
Application
Platform
1U Dual Cell-Based
System 2

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 24
Technology Leadership
•
Positioning to ride the multicore wave
Leading the deployment of the Cell BE processor outside of gaming
Deploying MultiCore Plus
™
application deployment environment
•
Leading the deployment of advanced interconnects
Serial RapidIO and 10 Gigabit Ethernet for Sensor Computing applications
Developed Silicon IP infrastructure cores
•
Continuing our lead in system-level multicomputing platforms
ATCA & MicroTCA with Ensemble2, VPX & VXS with PowerStream
Investing in hybrid system software support
•
Expanding RF and mixed-signal products
Best in class solutions
•
Productizing solution approach
Services in solution architecture and application development

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Erieye
Wedgetail
ASTOR
U-2
JCM
Global Hawk
ABL
JSTARS
Tornado
HALO
Rivet Joint
Gripen
JSF
F/A-22
F-16
FA-18 SHARP
SH-60
P-3
Predator
GCA-PAR-2000
Commandar
ASR-9
TPS-59(V)3
Jindalee
EMPAR
SQS-56
Sampson
AEGIS
NSSN
Gotland SSK

© 2007 Mercury Computer Systems, Inc.
www.mc.com 25
Mercury Well-Positioned in Defense
•
Strong position in large
airborne radar and SIGINT
systems
Built into key platforms
Relationships with prime contractors
COTS model
•
Technology leadership
Acknowledged expertise in sensor
computing
Offering more of the solution
•
Broadening portfolio to gain
traction outside of radar

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 26
Opportunities for Defense Embedded Boards
EICS* Shipments and Projections by
Military, Aerospace, and Defense
Applications
(2007 % of Dollar Volume Shipments)
2007 Total: US$ 2,399
Million
Military
Communications
22%
C4ISR
16%
Mission
Computers
10%
Security
Surveillance
9%
Avionics
7%
Intell.
Multifunction
Subsystems
7%
Positioning/
Navigation
6%
Radar
6%
Sonar
6%
Fire/
Weapons
Control
4%
Display
Subsystems
3%
Propulsion/Engine
/ Trans. Control
2%
Simulation
2%
Market where ACS is playing
Market of ACS investment and potential growth
* Source: Embedded Integrated Computer Systems (EICS), Fifth Edition: Global Market Analysis. Volume 2: Military, Defense, and Aerospace Applications.
Venture Development Corporation, December 2006. Graphic recreated by Mercury for readability.

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 27
Radar Update
•
Airborne surveillance:
MP-RTIP
Global Hawk (15 platforms)
JSTARS and AWACS upgrade
potential
•
Tactical fighters:
F-35, F-22, F-16
•
Shipboard missile
defense: Aegis
•
UAV: Predator LYNX
SAR
Aegis (BMD)
JSF (F-35)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 28 Growth by Moving Into New Defense Segments Defense Communications ELINT Counter IED Sonar Engineering Services

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

CHELMSFORD, Mass. - Oct. 31 - Mercury Selected by Raytheon for HDR Modem Program

Mercury to provide first COTS-based Waveform-Ready™ software modem platform and middleware to support U.S. Air Force contract...

© 2007 Mercury Computer Systems, Inc.
www.mc.com 29
Defense Communications
•
Ground, shipboard, and airborne wideband data
link communications
Deployment of broadband closer to the warfighter
•
Mercury is positioned with COTS (commercial off-
the-shelf) software-defined radio (SDR) platform
with scalable FPGA- and DSP-based solutions

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 30
ACS Commercial Business Summary
•
Renewed strength as acquired and licensed technology
expands scope of solutions
Advanced Digital MRI Receiver showing promise in clinical trials
Cell BE processor-based codecs are enabling video applications
•
New design wins in semiconductor creation space progressing
towards production
Strong opportunities in existing and new applications segments
•
Communications segment has shown strong growth
The result:  strong new modular products

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Layout
Without OPC
With OPC

Light
Lens
Reticle (mask)
Wafer

© 2007 Mercury Computer Systems, Inc.
www.mc.com 31
EDA: Mask Synthesis Mask Writing Reticle Inspection
Wafer Inspection Stepper/Scanner
Expanding Footprint in Chip Creation Chain
New
Application
New
Application
Competitive Differentiation
•
Solutions that solve the most challenging computing problems
•
End-to-end integration of application-enabling technology
•
Customer-specific solution optimization
•
Focus on long-term customer success
Growing through expansion into adjacent
applications in the lithography process chain

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 32
EDA:  New Market Leveraging Mercury Technology
•
Compute-intensive processing required
to prepare designs for mask creation
Resolution Enhancement Technology (RET)
Design For Manufacturing (DFM)
•
Mercury Cell BE processor-based
solutions capable providing application
speedup of 10x to 100x
•
Partnership with Mentor Graphics to
deploy first Cell BE processor-based
platform for EDA market

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 33
Commercial Communications
•
Strong Growth Segment
Less than $1M in FY 2003 to more than
$25M in FY 2007
Driven by Ensemble2 Platform and
Momentum Series product deployment
•
New design wins driven by
AdvancedTCA and MicroTCA
adoption
System platforms for wireless
infrastructure applications
Satellite ground stations for Ancillary
Terrestrial Component (ATC)

Mercury Computer Systems, Inc.
Challenges Drive Innovation

Spot Beams
Base Stations

© 2007 Mercury Computer Systems, Inc.
www.mc.com 34
Network
Mercury
Beamformer &
Base station
Problem/Solution: Satellite Communications
•
Ground-based communications system to support Ancillary
Terrestrial Component (ATC)
ATC allows satellites to work together with terrestrial communications systems to support spectrum sharing
•
Very hard problem
One of the highest performance signal processing systems
ever deployed
Over 100 FPGAs providing 20+TeraOps
per chassis
High availability management
Mercury is uniquely
positioned with the
technology and expertise
to provide the required
solution

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 35
Summary
•
Significant operating model improvements will drive
bottom-line growth
Reduced cost structure
Opportunities to exploit leverage between commercial
and defense
•
Strong opportunities to drive top-line growth
Significant design wins resulting from investments in technology leadership
Positioned to capture more of the application in
existing markets
Leveraging base technology to open up new market segments
ACS is well-positioned for growth

© 2007 Mercury Computer Systems, Inc. Mercury Federal Systems Terry M. Ryan, Sr VP, GM, Mercury Federal Systems

Computer Systems, Inc. MERCURY
Challenges Drive Innovation

Third Party
Arch Eng

© 2007 Mercury Computer Systems, Inc.
www.mc.com 37
Mercury Federal Systems Overview
•
Formed in July, 2007
•
Focus on leveraging
Mercury technology to
provide solutions for
DoD, DHS, and
intelligence agencies
and to the primes as a
cost reimbursable sub
•
Provide R&D and
other services
•
Drive hardware sales
Radar
Traditional Mercury COTS Business Base
SIGINT
Government
Mercury Federal
Application
Eng
DTS
Primes
Mercury vs. Mercury Federal Value Stack

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 38
Why Mercury Federal Systems?
•
Growing demand for custom high-end computing solutions for
multi-source, data-intensive environments
Maintaining global situational awareness is the ultimate computing challenge
Department of Defense (DoD) and Department of Homeland Security (DHS)
market requirements are converging
•
Shift to multicore processors opportunity for traditional Mercury multi-computer processing
New multicore processor constraints (Memory, I/O, XDR)
Need to reuse software in what are now resource-constrained parallel programming environments opens a new service niche
•
Size, weight and power (SWaP) issues with next-gen weapons,
communications, biometrics, and ISR platforms
Leverages Mercury expertise in real-time data for harsh environments
Greater need for life-cycle support

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

TX Physical Control Sublayer
TX Queue
Serial RapidIO Interface
PMA (SerDes)
Queue Physical Control
Logical Transaction Validation Control
User RX Interface
User Tx Interface
CAR/CSR Registers
MBX/Irq Err Management Support
User Interface
RX Physical Control Sublayer
RX Queue
Serial Physical Layer
Transport Layer
Logical Layer
Product Options
Internal or External SerDes
1x/4x Serial
Endpoint Switch
Input/Output Message Passing Transparent/Queue
PCIe AHB Other

Carnegie Mellon Image Database

MIT
ORCA IX

© 2007 Mercury Computer Systems, Inc.
www.mc.com 39
Leveraging Mercury Competitive Advantages
in the New Federal Market
•
Expertise in
relevant
technology
•
Commercial
market insights
•
Flexibility to
provide custom
solutions
•
Proven delivery of
quality products
Visualization
Open architectures
Sensor processing
Technology insertion
Distributed, fused computing
Synergy operations

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 40
DoD Budgets by Appropriation
Budget Authority
Source: National Defense Budget Estimates for FY 2007
0
100
200
300
400
500
600
00 01 02 03 04 05 06 07 08 09 10 11
Fiscal Year
$ Billions
Actual FY07-11 budget
Other
O&M
Procurement
Military Personnel
RDT&E
Slide from :  Robert J Shue, Consulting & Training Services. “Federal and DoD Future Budget Projections”, Potomac Advocates                                      ..
Post Election Conference. 10 Nov 2006

U.S. Federal Professional Services Market 2004:
Demand by Customer
By Value ($Billions)
Treasury $2
USAID $1
Other $16
VA $2
NASA $2
DoS $2
DHS $4
HHS $6
GSA $7
DoE $18
DoD $107
Total = $167 B
By No. Contract Actions (in 000's)
Other 144
USAID 10
Treasury 14
VA 10
NASA 12
DoS 11
DHS 15
HHS 20
GSA 46
DOE 6
DoD 328
Total = 616,000
Source: Federal Procurement Data System, CSIS analysis

© 2007 Mercury Computer Systems, Inc.
www.mc.com 41
Source: Pierre A. Chao, Senior Director, Center for Strategic International Studies, Defense Industrial Initiatives Group, 1 March 2007
Mercury Federal Addresses Professional Services
•
Need for companies that can solve problems and provide service solutions throughout life of programs
•
Increasing demand for smaller contractors
•
Success of service-based offerings has been recently demonstrated

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

Trends in Federal R&D, FY 1976-2008 *

in billions of constant FY 2007 dollars

140
120
100
80
60
40
20
0
1976
1980
1984
1988
1992
1996
2000
2004
2008
TOTAL R&D
development
research
facilities

AAAS

© 2007 Mercury Computer Systems, Inc.
www.mc.com 42
Mercury Federal Services Better Positioned
to Capture R&D Opportunities
•
A strong Intelligence and security budget for FY08, FY09+ budgets will show major focus shift
•
Expect greater blending of resources among DARPA, SOCOM, and
Intel Agencies
•
Discretionary R&D is going up
Source: AAAS analyses of R&D in annual AAAS R&D reports. FEB. ’07 PRELIMINARY. 2007 AAAS

© 2007 Mercury Computer Systems, Inc.
www.mc.com 43
Merc Federal Strategy
•
Embrace and expand existing federal COTS business
by repositioning ourselves in the critical path of our prime vendors and achieve new levels of COTS leverage
•
Initiate new business opportunities
throughout the
national security community using existing competencies and
solutions and strategic partnering
•
Establish a new solutions-based services model
that
sells directly to government customers

Mercury Computer Systems, Inc.
Challenges Drive Innovation

Technology

© 2007 Mercury Computer Systems, Inc.
www.mc.com 44
Hybrid Solutions Approach
SE&I
Architecture Design
Advanced Products
Consultant Services; influence new designs
Systems engineering at all phases of
development
Federal R&D funding; reach-back to Mercury

© 2007 Mercury Computer Systems, Inc.
www.mc.com 45
Mercury Technology for Today’s Security Challenges
• Knowledge of end-to-end embedded computing issues
• Building environmental solutions to challenging computing programs
• Multiprocessor technology for new multi-sensor applications
• Expertise in sensor computing
I/O PPC PPC PPC PPC
I/O PPC PPC PPC
I/O PPC PPC PPC PPC
PPC PPC PPC
PPC PPC PPC PPC
I/O PPC PPC PPC PPC
FPGA
FPGA
FPGA
FPGA
FPGA FPGA
FPGA FPGA FPGA
Interconnect Fabric
FPGA
FPGA
FPGA
FPGA
.
.
.
.
.
.
.
.
.
.
.
.
.
.
.
……
……
……
……
……
……
……
……
PPC
Data Fusion
SDR
FPGA FPGA PPC PPC PPC
H.264
Compression
SAR
Radar
EO/IR
GMTI
HSI
SIGINT

© 2007 Mercury Computer Systems, Inc.
www.mc.com 46
Problem/Solution
•
Partner is and has been a major customer
•
Program emphasizes COTS insertion
•
Partner needed Mercury expertise to evaluate COTS
applicability across processing chain
•
Partner needed Mercury expertise to accelerate algorithm
performance on COTS hardware
•
Partnering on this program allowed Mercury ‘inside the fold’
•
Professional services opportunity with this program couples
with the more traditional hardware and software sales
Mercury Federal is teamed with a major defense prime
on competing for a new weapons system

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 47
Potential Partners and Customers
•
Direct partnership with the government
Intelligence agencies
DARPA
Service labs
•
New partnerships with service-oriented companies
SETAs and systems integrators
Small businesses
Universities and labs
•
Create “solution center” that offers federal businesses
and government decision-makers a partnership position

© 2007 Mercury Computer Systems, Inc.
www.mc.com 48
Challenges
•
Building the new infrastructure at rate of incurring new
business opportunities
•
Conveying compelling position to government customers…
period of education required
•
Translating customer needs as priorities to Mercury
•
Evangelizing Mercury Federal as something new, and
managing expectations at all ends
•
Scaling services-based business
•
Flawless execution

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 49
Concluding Remarks
•
Prime contractor partners on board with Mercury
Federal Systems idea
•
Government customers have emerging challenges that
require tailored solutions…with life-cycle support
•
A business opportunity exists for smaller, agile companies
that can deliver quality in constrained schedule
environments
•
Mercury Federal Systems is not a “start up” it is
leveraging more than 20 years of world-class defense
technology

Marcelo Lima, President November 13th, 2007

51
US Corporate US Corporate
Chelmsford, MA Chelmsford, MA
Germany Germany
Berlin, Fuerth Berlin, Fuerth
US VI HQ US VI HQ
San Diego, CA San Diego, CA
Visage Imaging at a Glance
Provider of Advanced Visualization Software and Systems
to Medical Imaging Markets
0
5
10
15
20
FY05 FY06 FY07
FY Revenues ($MM)
Excludes Legacy Medical Products
• Wholly owned subsidiary of Mercury Computer Systems
• 110 associates, in four centers (U.S. and EU)
• Sell through OEM, dealers, and direct

52
Why Visage Imaging?
• Vertical market focus
• Operational efficiency
• Shareholder value creation
Acceptance of advanced
visualization makes 3D a
catalyst of change in the
imaging technology market
2D/3D Anywhere, Anytime

53
Visage Imaging’s Strategy
• Technology & Products:
– Advanced Visualization solutions (thin-client)
– Valuable clinical applications
– Integrate products to current IT infrastructure
– COTS-based hardware
• Distribution:
– Leverage large OEMs at top end of U.S. market and internationally
– Enter direct sales in U.S., focus on small hospitals and imaging clinics
– Sell add-on products (appliances)
• Bus Dev:
– Partner with and license from leading clinical sites
• Marketing:
– Young, bold, innovative
– Workflow

OEMs	Dealers & Distributors	Direct (end-user)
Visage RT	X		
Visage VR	X		
Visage WS	X		
Visage PACS	X	X	X (USA)
Visage CS	X	X	X (USA)
Amira	X		X (research)
Professional Services	X		

3D image viewing, post-processing, and image distribution solution
Visage CS
Visage PACS
amira® Visual Data Exploration

54 Visage Imaging Products Software Products (off-the-shelf HDW)

VISAGE IMAGING
Visioneering Science for Life

SIEMENS

AGFA

GAMMA MEDICA-IDEAS
Integrated Imaging. Now.

MTS Delft

ACUO TECHNOLOGIES

KONING

Ferrania

Medtronic
When Life Depends on Medical Technology

ziehmimaging

SOREDEX

Kodak Dental Systems

FEI COMPANY
TOOLS FOR NANOTECH

JEOL

ZEISS

Pfizer

55 A Selection of Our OEM Customers per Market Segment Medical Imaging Surgical & Dental Microscopy & Pharma

56 Medical Imaging Market • Market Dynamics • Trends • Challenges • Advanced Visualization • Size • Growth rates • What problems and pains does Visage solve ? • Players • How do we compete (examples)

57
U.S. Medical Imaging Market
• 5,000 Hospitals
• 5,000 Diagnostic Imaging Centers
• 50,000 Radiologists
• 750,000 Physicians
• 50,000,000 Imaging Examinations per Year
• Reimbursements continue downtrend.

58
Data Explosion Driving Change
• Data sets of up to 1GB+/study
• Enormous retrieval and
loading times
• 1000+ slice studies cannot be
read off film or by scrolling
through 2D slice viewers
• Techniques such as MPR,
slabs, or volume rendering
increase imaging efficiency
and accuracy
Typical CT Exam
1995 – 20 Images
2000 – 100 Images
2007 – 2,000 Images
0
200
400
600
800
1000
1200
1400
1600
1800
2000

Visage Imaging
Visioneering Science for Life

A
R
L
P
oblique
CM: CE

59 Advanced Visualization Leverages the 3D Nature of Data • Improved diagnostics • Better, faster reading • 3D additional revenue source

60
How CT and MR studies are read today...
What is PACS ? Picture Archival & Communications Systems
Radiology Modalities
Reading Room
Physician‘s Office
LAN
On-Site Archive
Remote Offices
Image Distribution
WEB PACS
WAN VPN
2D System Architectures

61
What is Advanced Visualization?
• Image processing algorithms and clinical applications
packages
• Performing 3D image reformations (MIPs, MPRs),
various rendering methods, measurements and
calculations on volumes, time and flow
representations (4D)
• Historically packaged into an individual workstation
since PACS reading stations cannot offer the
horsepower required

62
Isolated Workstations Aggravate
the Problem
• Data inconsistencies
• Sending data over the network multiple times
• Missing interfaces with RIS/HIS
• Workstation hardware quickly outdated
• Workplace becomes the bottleneck
PACS Server

63
The Pain Points in the Imaging Chain
“the studies take forever to load”
“I can’t find the data on this workstation”
“have I sent my results to everyone?”
“this machine is too slow for 3D”
“our network is too slow”
“I wish I could review this in my office
or from home”
Ask the doctor…
“why isn’t this software available everywhere?”
Ask the IT people…
“how can we keep pace with
all the new 3D technology?”
“the same reading software must be available
everywhere throughout the hospital”
“we need easy, web-based deployment”
“cannot ensure integrity of all the
distributed pieces of data”
“the DICOM traffic kills our network”
“we cannot replace all our existing PCs”
“the 3D images prepared by the tech are
not sufficient to judge this case”

64
Advanced Visualization Market Drivers
• Advances in imaging technologies are making advanced visualization a necessity
– CT
– MR
• Client/server technology enabling 3D adoption
– More powerful servers for immense processing requirements of 3D
– Thin-clients enable enterprise-wide deployment and easy access to advanced technology
• New applications and paradigms, driven by 3D, enhancing and expanding the benefits of radiology
– PACS integration key to enhancing the workflow for 3D imaging
– Clinical applications are evolving into highly specialized modules
Source:  Frost & Sullivan study, 2007 - “North American 3D/4D Visualization for Medical Imaging Markets”

Advanced 3D/4D Visualization for Medical Imaging Markets: Total Revenue Forecasts by Tier of Competition (North America), 2003-2013

1,600
1,400
1,200
1,000
800
600
400
200
0
Revenue ($ Million)
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013
Imaging Equipment OEMs
Independent Vendors

Note: All figures are rounded; the base year is 2006. Source: Frost & Sullivan

65
3D/4D Growth
North American 3D/4D Visualization for Medical
Imaging Market expected to grow at a CAGR of
over 15% and to over $1 billion by 2011
Source:  Frost & Sullivan study, 2007 - “North American 3D/4D Visualization for Medical Imaging Markets”

Large Hospital
Medium Hospital
Small Hospital
Imaging Centers

66
US PACS Installed Base is Enabler
• U.S. PACS market approaching maturity
• Revenues
– $1.10 billion in 2005 , $1.77 in 2012
– CAGR 7%
• Replacements expected to represent
36.7% of PACS contracts and 56.7% of
total market revenues in 2012
• Synergy between markets for PACS,
RIS,
advanced visualization, reporting,
and clinical software tools
• Visage addresses faster-growing
Advanced Visualization market
PACS
Advanced Visualization
0%
20%
40%
60%
80%

67
Visage Has Most Complete Solution of
Major Independent Vendors
X X Barco-Voxar
19%
X X X TeraRecon
28%
X X Vital Images
32%
X X X X Visage Imaging
5%
Archive Distribute Visualize Reconstruct Market Share*
*Source:  Frost & Sullivan study, 2007 - “North American 3D/4D Visualization for Medical Imaging Markets”

68
Visage Imaging’s Advantages
• Scalable platforms
– Ease of upgrades
• PACS and RIS integration
– Diagnostic workflow
• Image quality & speed
– Algorithms and GPU know-how
• amira research installed base
– >3500 universities worldwide
• Web PACS installed base
– >1300 sites worldwide

69
Visage CS: Thin, Fast, and Fully Integrated
PACS Server Visage CS
PCs and Workstations
Hospital
LAN/VPN
Plug-and-Play Add-On to existing PACS
• Process data sets on scalable server built with standard components
• Integrate with PACS and RIS on front end and back end for one consistent central data storage
• Blazingly fast (local and remote) 2D, 3D, and 4D viewing, post-
processing, and primary interpretation for all modalities on any client PC, anytime, anywhere: initial display of 2,000 slice series in < 2 seconds
• Additional technical and professional reimbursement

70 Usage Example: Hospital PACS Modalities Emergency Room Intensive Care Unit Reading Room Radiologist‘s Office Radiologist‘s Home PACS LAN Visage CS Thin Client / Server VPN

71
CT Scan of heart in 36 seconds!
From CT Scan to diagnosis of coronary artery disease in less then 10 minutes
More than 3,000 slices to read!
Let the Thin 3D Client help! Why look at
3,000 slices when you could look
at the entire heart in 3D!
With the CS Server, the radiologist or
cardiologist can view, evaluate and
diagnose rapidly from anywhere in
the hospital or office.
Functional assessment of
multi-phase Cardiac CT
• Automatic segmentation
of left ventricle
• Volumetric analysis
• Ejection fraction,
stroke volume,
cardiac output, etc.
• Wall motion analysis
• AHA-style bull’s eye
representation
Cardiac CT Analysis on Thin Clients

VISAGE IMAGING
Visioneering Science for Life

ZIB
amira

72 Importance of 3D in Many Areas of Medicine Increasing Preclinical Imaging Drug Design Treatment Planning Cell biology Surgical Simulation Molecular Imaging

VISAGE IMAGING
Visioneering Science for Life

2007
FROST & SULLIVAN
North American
Product Line Strategy Leadership Award

73
2007 Frost & Sullivan
Product Line Strategy Leadership Award
Recipient: Visage Imaging
• Frost & Sullivan commends Visage Imaging’s product
line strategy and the proactiveness it conveys in the
changing advanced visualization competitive
landscape, and recognizes the company’s strategic
positioning in the advanced visualization industry by
bestowing upon the company the 2007 Frost &
Sullivan Product Line Strategy Leadership Award.

VISAGE IMAGING
Visioneering Science for Life

Address http://www.visageimaging.com/

VISAGE IMAGING™
Visioneering Science for Life

74 Thank you... • ... for your time and attention! • Learn more:

© 2007 Mercury Computer Systems, Inc. Financial Overview Bob Hult, SVP, Chief Financial Officer

© 2007 Mercury Computer Systems, Inc.
www.mc.com 76
Investment Highlights
•
Data explosion across multiple markets
•
Mercury uniquely positioned to implement multicore
processing systems
•
Strategic acquisitions starting to produce
•
Developing applications for PACS / Radiology market
using advanced visualization technology
•
New alignment of internal competencies will drive new
business opportunities in Core / Advanced Computing
Solutions
•
Recent cost-reduction initiatives will improve margins

© 2007 Mercury Computer Systems, Inc.
www.mc.com 77
Revenue ($M)
$86
$107
$141
$181
$150
$180
$186
$250
$236
$225*
$224
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008E
As Revenue Follows Technology Cycles
Echotek – A/D-D/A
June Fiscal Year End
* Per Company guidance, October 24, 2007 earnings conference call
PowerPC
RACE++
MP-510
Cell BE
Processor
DSP/GPU / FPGA Processors
“Northstar” Ensemble
PowerStream 7000
TGS – 3D
Momentum - SBC
SoHard – PACS
ARC - RF
RapidIO
10% CAGR
FY98 – FY08E

© 2007 Mercury Computer Systems, Inc.
www.mc.com 78
EBITDAS Follows Revenue
* Per Company guidance, October 24, 2007 earnings conference call
$23
$23
$30
$(16)
$(2)
$22
$(38)
$(12)
$15
$57
$41
$42
(60)
(40)
(20)
-
20
40
60
80
2003 2004 2005 2006 2007 2008E*
EBITDAS
Net Income
EBITDAS excludes the following charges from Net Income:
Interest Expense, Taxes, Depreciation and Amortization, and Stock-
Based Compensation
June Fiscal Year End

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 79
ACS Market Growth Drivers
•
Expanding value from
the sensor to the
application
•
Multicore processing
•
Qualified pipeline
building
•
Mercury Federal
solutions
•
Reduced cost structure

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc. www.mc.com 80 Visage Market Growth Drivers • Data explosion is changing the game • Vertical market focus • Thin-client server model

MERCURY Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 81
Strong Balance Sheet
Historically strong
balance sheet
Net cash positive: $34M
Projected FY08 capex of
$7 million
Positive free cash flow in
FY08
* 2% convertible senior notes offering due 2024
Quarter ended September 30, 2007
Cash and Equivalents $159
Total Current Assets $206
Total Assets $356
Total Debt $125
Total Liabilities $185
Stockholders’ Equity $171
*

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 82
Focus on Working Capital
•
Supply chain
transformation
Operational efficiencies
Competitive advantage for
Mercury and customers
•
Customer satisfaction
End-of-quarter shipment skew
DSO target 50 days
Days Sales Outstanding
43
51
53
59
61
56
50
2003 2004 2005 2006 2007 2008E Model
Inventory Turns
4.9
6.9
5.4
4.6
4.1
4.2
7.5
2003 2004 2005 2006 2007 2008E Model

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 83
Commitment to Timeless Business Model
Non-GAAP
FY05 FY06 FY07
Guidance
FY08*
Timeless
Business Model
Revenue
100% 100% 100% 100%
100%
Gross Margin
66% 62% 56% 59%
60+%
SG&A
29% 34% 36% 33% Mid 20%
R&D
20% 25% 26% 24% High Teens
Income from Operations
17% 3% (6%) 2%
16-18%
* Per Company guidance, October 24, 2007 earnings conference call
Approaching
model!
Costs
Reduced

Reported		Guidance	
Revenue ($M)	$	49.2	$	48.0
EPS	$	0.09	$	(0.08)

© 2007 Mercury Computer Systems, Inc.
www.mc.com 84
Q1 Fiscal Year 2008 Summary
•
First quarter revenue and EPS exceeded guidance
•
Strong book-to-bill of 1.11
•
Operating cash flow generation of $4.0 million
•
DSO: 63 days; Inventory Turns: 3.0
•
Capital expenditures of $0.8 million

Mercury Computer Systems, Inc.
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 85
Q2 Fiscal Year 2008 Guidance
•
Impact of equity-based compensation costs related to FAS
123(R) of approximately $3.0M excluded from non-GAAP
•
Acquisition-related amortization of approximately $1.8M
excluded from non-GAAP
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 24, 2007 earnings conference call
Quarter Ending December 31, 2007
Revenues ($M) $51
      GAAP  Non-GAAP
Gross Margin 58% 58%
EPS $(0.37) $(0.05)

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 86
Fiscal Year 2008 Guidance
Fiscal Year Ending June 30, 2008
Revenues ($M) $225
      GAAP  Non-GAAP
Gross Margin 59% 59%
EPS $(0.54) $0.33
Notes:
1)
Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP
2)
Company guidance, October 24, 2007 earnings conference call
•
Impact of equity-based compensation costs related to FAS
123(R) of approximately $11M excluded from non-GAAP
•
Acquisition-related amortization of approximately $7M
excluded from non-GAAP

© 2007 Mercury Computer Systems, Inc.
www.mc.com 87
Investment Highlights
•
Data explosion across multiple markets
•
Mercury uniquely positioned to implement multicore
processing systems
•
Strategic acquisitions starting to produce
•
Developing applications for PACS / Radiology market using
advanced visualization technology
•
New alignment of internal competencies will drive new
business opportunities in Core / Advanced Computing
Solutions
•
Recent cost-reduction initiatives will improve margins

© 2007 Mercury Computer Systems, Inc. www.mc.com 88 www.mc.com NASDAQ: MRCY

© 2007 Mercury Computer Systems, Inc. APPENDIX

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 90
GAAP to Non-GAAP Reconciliation
Q108 Net Income Reconciliation ($M)
Q208 and FY08 Guidance Reconciliation*
Year ending June 30, 2008
(Loss) Income Per Share - Diluted
GAAP expectation (0.54) $
Adjustment to exclude stock-based compensation 0.52
Adjustment to exclude amortization of acquired intangible assets 0.33
Adjustment for tax impact 0.02
Non-GAAP expectation 0.33 $
Quarter ending December 31, 2007
Loss Per Share - Diluted
GAAP expectation (0.37) $
Adjustment to exclude stock-based compensation 0.14
Adjustment to exclude amortization of acquired intangible assets 0.08
Adjustment for tax impact 0.10
Non-GAAP expectation (0.05) $
Note: figures are rounded
* Per Company guidance, October 24, 2007 earnings conference call
Q108
Net loss
$         (3.3)
Stock-based compensation 2.7
Amortization of acquired intangible assets
1.8
Restructuring 0.1
Tax impact of excluding the above items
0.7
Non-GAAP net income
$           2.0

Computer Systems, Inc.
MERCURY
Challenges Drive Innovation

© 2007 Mercury Computer Systems, Inc.
www.mc.com 91
EBITDAS Reconciliation
Note: figures are rounded
* Per Company guidance, October 24, 2007 earnings conference call
Fiscal Year
2003 2004 2005 2006 2007 2008E*
EBITDAS
42.0 $   40.9 $   57.0 $   14.7 $    (2.5) $   21.7 $
Stock Compensation
- - - 10.1 10.6 11.1
Interest Expense
0.9 1.4 4.2 4.1 4.2 2.7
Taxes
10.2 9.3 12.9 (0.9) 2.5 3.5
Depreciation & Amortization
8.2 7.3 9.7 17.6 18.0 15.9
Net Income
22.7 $   22.9 $   30.2 $   (16.2) $   (37.8) $ (11.5) $
$M